CURTISS WRIGHT

4Q and Full Year 2012 Earnings Conference Call

February 21, 2013

Technologies that Matter







Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of 2012 Results

- Sales increased 4%, benefiting from acquisitions and growth in commercial markets
  - Continue to experience strong growth in Commercial Aerospace OEM business
  - Uncertainty in defense spending leading to softness in all of our defense markets
- Adjusted operating income increased 5%
- Diluted EPS of $2.08, excluding 4Q dilution from acquisitions
- Focused on restructuring and cost reduction initiatives to drive long-term profitability

2012 End Markets Summary

Defense


Oil & Gas 12%
Aero Defense 15%
Ground Defense 5%
Power Gen 21%
Naval Defense 16%
Other Defense & Gov't. 1%
Comm Aero 17%
Gen Industry 13%

Note: Percentages in chart relate to full year 2012 sales.

Key Positives

- Higher CVN-79 aircraft carrier revenues for pumps and valves
- Increased sales on military helicopters (particularly Black Hawk and Stallion)
- Higher thermal spray coatings sales in aerospace defense
- Solid revenues on DDG-51 destroyer program

Key Challenges

- Lower overall naval defense sales due to impact of strike and timing on long-term contracts on VA class submarine
  - Excluding strike impact, naval defense sales nearly flat
- Ground defense sales lower due to Abrams and Stryker, despite higher sales of turret drive systems to international customers
- Transition from development to production phase on Triton UAV (aerospace defense)
- Completion of production on EMALS and AAG (naval) and TOW ITAS (ground) programs

2012 End Markets Summary

Commercial


Oil & Gas 12%
Aero Defense 15%
Ground Defense 5%
Power Gen 21%
Naval Defense 16%
Other Defense & Gov't. 1%
Comm Aero 17%
Gen Industry 13%

Note: Percentages in chart relate to full year 2012 sales.

Key Positives

- Commercial growth led by ongoing ramp up in commercial aircraft production rates
- Solid U.S. AP1000 revenues and strong demand on domestic nuclear operating reactors
- Benefit from lower cost estimates on China AP1000 Technology Transfer agreement
- Oil and gas slightly higher, led by strong MRO demand and acquisitions
- General industrial market benefiting from higher sales of analytical services and thermal spray coatings and acquisitions

Key Challenges

- Strike impact led to reduced production on China AP1000 program
- Slower orders from large, international capital projects in oil & gas market
- Slower orders in HVAC and international auto

2013E Financial Outlook (as of February 20, 2013)

Management Guidance	FY2012A	FY2013E
Total Sales	$2,098M	$2,480 - 2,520M
Flow Control	$1,095M	$1,300 - 1,320M
Controls	$727M	$865 - 875M
Surface Technologies	$276M	$315 - 325M
Operating Income CW Margin	$161M 7.7%	$229 - 237M 9.2% - 9.4%
Flow Control Margin	$79M 7.2%	$116 - 119M 8.9% - 9.0%
Controls Margin	$87M 11.9%	$102 - 105M 11.8% - 12.0%
Surface Technologies Margin	$27M 10.0%	$52 - 54M 16.5% - 16.6%
Corporate and Other	~$31M	~$41M

Full year amounts may not add due to rounding.

Pro Forma EPS Growth – 2012A vs. 2013E

(as of February 20, 2013)


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.95
$0.58
($0.15)
($0.11)
$0.23 - $0.27
$0.20 - $0.26
$2.70 - $2.80
2012A Reported
One-time items in 2012
One-time items in 2013
Pension Increase
Acquisition Improvement
Organic Improvement
2013E Pro Forma Guidance

2013E Financial Outlook (as of February 20, 2013)

Management Guidance	FY2012A	FY2013E
Operating Income	$161M	$229 - 237M
Pension Expense	$27M	$33 - 34M
Interest Expense	$26M	$39 - 40M
Diluted EPS	$1.95	$2.70 - 2.80
Diluted Shares Outstanding	47.4M	47.6M
Effective Tax Rate	31.8%	32.0%
Free Cash Flow (1)	$70M	$90 - 100M
Depreciation & Amortization	$94M	$125 - 130M
Capital Expenditures	$83M	$90 - 95M

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures and includes estimated payments of approximately $35 million to the Curtiss-Wright Pension Plan and $40 million in interest payments in 2013.

Acquisition Rationale

- Focused on acquiring niche, high-technology companies with industry leading capabilities and profitable growth
- Seeking acquisitions that can provide:
  - Market diversification and balance
  - Expansion of geographic footprint
  - Breadth of technologies, products and services
- Curtiss-Wright can provide:
  - Enhanced distribution network
  - More efficient cost structure and margin expansion opportunities
  - Long-standing customer relationships

Evolving Market Exposure

Pre-4Q Acquisitions

2012 Reported(1)



37%
Defense
12%
Oil & Gas
$2,077 M(1)
Industrial
13%
21%
Power Gen
17%
Comm Aero

(1) Excludes approximately $21 million in 2012 sales related to recent acquisitions

Evolving Market Exposure - AP Services

AP SERVICES
Innovative Equipment Reliability Solutions







Primary markets served: Power Generation, General Industrial

Evolving Market Exposure - PG Drives

PG DRIVES TECHNOLOGY









Primary market served: General Industrial

Evolving Market Exposure - Williams Controls

WILLIAMS CONTROLS











Primary market served: General Industrial

Evolving Market Exposure - Exlar

EXLAR











Primary markets served: General Industrial, Defense

Evolving Market Exposure - Gartner





Primary markets served: Oil & Gas, Power Generation, General Industrial

Evolving Market Exposure - Cimarron

CIMARRON





Primary market served: Oil & Gas

Evolving Market Exposure - Phonix

PHÖNIX





Primary markets served: Oil & Gas, Power Generation, General Industrial

Evolving Market Exposure

(2013E Guidance as of February 20, 2013)

2013E with Acquisitions



30%
Defense
18%
Oil & Gas
Industrial
18%
16%
Comm Aero
18%
Power Gen
$2,480 -
2,520 M

PG DRIVES TECHNOLOGY

GARTNER

WILLIAMS CONTROLS

EXLAR

AP SERVICES
Innovative Equipment Reliability Solutions

PHÖNIX

CIMARRON

Geographic Diversification • Balanced Market Offering

2013E Market Outlook (as of February 20, 2013)

Management Guidance	FY2013E
Aero Defense	(9) - (13%)
Ground Defense	(15) - (19%)
Naval Defense	7 - 11%
Total Defense Including Other Defense	**Flat to Down 4%**
Commercial Aero	7 - 11%
Oil & Gas	70 - 74%
Power Generation	3 - 7%
General Industrial	66 - 70%
Total Commercial	**30 - 34%**
Total Curtiss-Wright	**18 - 20%**

Outlook for 2013 and Closing Comments

- Curtiss-Wright positioned for solid future growth organically and through strategic acquisitions
- Solid performances anticipated in all commercial markets
- Mixed performance in defense, with solid rebound in naval sales despite continued uncertainty impacting industry
- Results to reflect improved profitability from prior restructuring and cost reduction initiatives
- Remain focused on disciplined capital deployment strategy
- Strong, double-digit growth in sales, operating income and EPS

Appendix

Non-GAAP Reconciliation

CURTISS WRIGHT CORPORATION and SUBSIDIARIES
NON GAAP FINANCIAL DATA (UNAUDITED)
($ in millions)
Three Months Ended December 31,

	Flow Control 2012	Flow Control 2011	Flow Control Chg	Controls 2012	Controls 2011	Controls Chg	Surface Technologies 2012	Surface Technologies 2011	Surface Technologies Chg	Corporate & Other 2012	Corporate & Other 2011	Corporate & Other Chg	Total Curtiss - Wright 2012	Total Curtiss - Wright 2011	Total Curtiss - Wright Chg
Sales															
Organic	$ 295.9	$ 289.8	2%	$ 197.9	$ 195.1	1%	$ 67.3	$ 65.6	3%	$ -	$ -		$ 561.1	$ 550.5	2%
Incremental [1]	20.4 [2]	- [5]		8.5 [2]	-		- [2]	-		-	-		28.7 [2]	- [5]	
Foreign Currency Fav (Unfav) [4]	0.9	-		(0.5)	-		0.1	-		-	-		0.7	-	
Total	$ 317.2	$ 289.8	9%	$ 205.9	$ 195.1	6%	$ 67.4	$ 65.6	3%	$ -	$ -		$ 590.4	$ 550.5	7%
Operating Income															
Organic	$ 42.3	$ 33.4	27%	$ 33.7	$ 24.8	36%	$ 3.9	$ 8.1	(52%)	$ (9.3)	$ (10.1)	9%	$ 70.6	$ 56.2	26%
OI Margin %	*14.3%*	*11.5%*	280bps	*17.0%*	*12.7%*	430bps	*5.8%*	*12.3%*	(650)bps				*12.6%*	*10.2%*	240bps
Incremental [1]	(1.2) [3]	- [5]		(5.0) [3]	-		(0.4) [3]	-		-	-		(7.1) [3]	- [5]	
Foreign Currency Fav (Unfav) [4]	(0.7)	-		(1.4)	-		0.0	-		0.0	-		(1.5)	-	
Total	$ 40.4	$ 33.4	21%	$ 27.3	$ 24.8	10%	$ 3.5	$ 8.1	(57%)	$ (9.2)	$ (10.1)	9%	$ 62.0	$ 56.2	10%
OI Margin %	***12.8%***	***11.5%***	**130bps**	***13.2%***	***12.7%***	**50bps**	***5.2%***	***12.3%***	**(710)bps**				***10.5%***	***10.2%***	**30bps**

Year Ended December 31,

	Flow Control 2012	Flow Control 2011	Flow Control Chg	Controls 2012	Controls 2011	Controls Chg	Surface Technologies 2012	Surface Technologies 2011	Surface Technologies Chg	Corporate & Other 2012	Corporate & Other 2011	Corporate & Other Chg	Total Curtiss - Wright 2012	Total Curtiss - Wright 2011	Total Curtiss - Wright Chg
Sales															
Organic	$ 1,047.6	$ 1,051.5	(0%)	$ 698.4	$ 709.2	(2%)	$ 261.8	$ 246.8	6%	$	$		$ 2,007.8	$ 2,007.4	0%
Incremental [1]	49.6 [2]	9.3 [5]		32.9 [2]	-		17.2 [2]	-		-	-		99.7 [2]	9.3 [5]	
Foreign Currency Fav (Unfav) [4]	(1.9)			(4.6)			(3.3)						(9.8)		
Total	$ 1,095.3	$ 1,060.8	3%	$ 726.7	$ 709.2	2%	$ 275.7	$ 246.8	12%	$ -	$ -		$ 2,097.7	$ 2,016.7	4%
Operating Income															
Organic	$ 80.0	$ 104.3	(23%)	$ 88.7	$ 75.4	18%	$ 27.7	$ 31.5	(12%)	$ (31.4)	$ (23.5)	(34%)	$ 165.0	$ 187.8	(12%)
OI Margin %	*7.6%*	*9.9%*	(230)bps	*12.7%*	*10.6%*	210bps	*10.6%*	*12.8%*	(220)bps				*8.2%*	*9.4%*	(120)bps
Incremental [1]	(1.5) [3]	(0.9) [5]		(2.2) [3]	-		0.4 [3]	-		-	-		(3.3) [3]	(0.9) [5]	
Foreign Currency Fav (Unfav) [4]	0.3	-		(0.0)	-		(0.6)	-		0.1	-		(0.3)	-	
Total	$ 78.8	$ 103.4	(24%)	$ 86.5	$ 75.4	15%	$ 27.5	$ 31.5	(13%)	$ (31.3)	$ (23.5)	(34%)	$ 161.4	$ 186.9	(14%)
OI Margin %	***7.2%***	***9.7%***	**(250)bps**	***11.9%***	***10.6%***	**130bps**	***10.0%***	***12.8%***	**(280)bps**				***7.7%***	***9.3%***	**(160)bps**

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. *Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.*

(2) Our organic growth calculations do not include the operating results for our November 1, 2012 acquisition of PG Drives Technology, November 5, 2012 acquisition of AP Services, LLC, November 21, 2012 acquisition of Cimarron Energy, Inc., December 14, 2012 acquisition of Williams Controls, December 28, 2012 acquisition of Exlar Corp., December 31, 2012 acquisition of Gartner Thermal Spraying, Ltd., transaction costs incurred in 2012 for the pending acquisition of the Phönix Group, and two months of operating results for our December 2, 2011 acquisition of Anatec International, Inc. and Lambert, MacGill, Thomas, Inc. (LMT)

(3) Our organic growth calculations do not include the operating results for our November 1, 2012 acquisition of PG Drives Technology, November 5, 2012 acquisition of AP Services, LLC, November 21, 2012 acquisition of Cimarron Energy, Inc., December 14, 2012 acquisition of Williams Controls, December 28, 2012 acquisition of Exlar Corp., December 31, 2012 acquisition of Gartner Thermal Spraying, Ltd., transaction costs incurred in 2012 for the pending acquisition of the Phönix Group, eleven months of operating results for our December 2, 2011 acquisition of Anatec International, Inc. and Lambert, MacGill, Thomas, Inc. (LMT), nine months of operating results for our October 11, 2011 acquisition of South Bend Controls, seven months of operating results for our July 29, 2011 acquisition of ACRA Control, Ltd (ACRA) and July 22, 2011 acquisition of IMR Test Labs, as well as three months of operating results for our April 6, 2011 acquisition of Douglas, and April 8, 2011 acquisition of BASF

(4) Organic results exclude the effects of current period foreign currency translation.

(5) We sold our Legacy business on July 22, 2011. The three months and six months ended June 30, 2011 results of operations for this business have been removed from the comparable prior year period for purposes of calculating organic results.

Note: Amounts may not add due to rounding

CURTISS WRIGHT

2012 Segment Review – Flow Control



Oil & Gas
22%
Naval
Defense
28%
Gen Industrial
9%
Comm Aero
3%
Power Gen
38%

Segment Sales: $1.1 B

2012 Segment Review – Controls


Comm Aero
31%
Aero Defense
37%
Gen Industrial
10%
Other
Defense &
Gov't.
3%
Naval
Defense
4%
Ground
Defense
15%

Segment Sales: $727 M

2012 Segment Review – Surface Technologies


Comm Aero 41%
Gen Industrial 33%
Other Defense & Gov't. 1%
Aero Defense 13%
Oil & Gas 4%
Power Gen 8%

Segment Sales: $276 M